UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25662	22-2582106
(State or other jurisdiction	(Commission File	(I.R.S. Employer Identification No.)
of incorporation)	Number)

141 Mt. Bethel Road
Warren, New Jersey		07059
(Address of principal executive offices)		(Zip Code)

(908) 668-5000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Cahill Gordon & Reindel LLP.
23.1	Consent of Cahill Gordon & Reindell LLP
(included as part of Exhibit 5.1).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANADIGICS, INC.

Date: March 12, 2007

	By:	/s/ Thomas C. Shields
Name: Thomas C. Shields
	Title:	Executive Vice President and
Chief Financial Officer